Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Richard C. Ford, Chief Executive Officer of Puradyn Filter Technologies Incorporated ("the Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      1. The quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C.78m); and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  November 14, 2005

                                                  /s/ Richard C. Ford
                                                  ------------------------------
                                                  Name: Richard C. Ford
                                                  Title: Chief Executive Officer